UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2006

AMERICAN POWER CONVERSION CORPORATION
(Exact name of registrant as specified in charter)

Massachusetts	1-12432	04-2722013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Fairgrounds Road, West Kingston, Rhode Island 02892
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 401-789-5735

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 24, 2006, American Power Conversion Corporation (the “Company”) entered into a severance and compensation agreement with Rodger B. Dowdell, Jr. (the “Agreement”) in connection with Mr. Dowdell’s retirement as President and Chief Executive Officer of the Company on August 15, 2006 and his continued service on the Board of Directors as the non-executive Chairman of the Board, which the Company previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2006. The Agreement provides that the Company will pay Mr. Dowdell an aggregate of $2,000,000, which amount reflects Mr. Dowdell’s severance pay and all of his accrued but unused vacation time. In the Agreement, Mr. Dowdell releases the Company from claims.

The Agreement also provides that, as compensation for Mr. Dowdell’s continued service on the Board of Directors as the non-executive Chairman of the Board, the Company will:

(i)	pay Mr. Dowdell a $50,000 annual retainer in four equal quarterly installments,
(ii)	pay Mr. Dowdell a $2,500 fee for his attendance at an in-person meeting of the Board of Directors,
(iii)	pay Mr. Dowdell a $1,250 fee for his attendance at a telephonic meeting of the Board of Directors,
(iv)	reimburse Mr. Dowdell for his reasonable expenses incurred in attending meetings of the Board of Directors,
(v)
grant Mr. Dowdell 5,000 restricted stock units (“RSUs”) on or before September 30, 2006, which units shall vest ratably over four equal annual installments commencing June 30, 2007 and continuing thereafter on each June 30 of the next three successive years,

(vi)	grant Mr. Dowdell 5,000 RSUs on June 30 of each year commencing June 30, 2007, with each grant vesting ratably over four equal annual installments, and
(vii)
provide Mr. Dowdell with continued coverage under the Company’s health plan during Mr. Dowdell’s tenure as Chairman of the Board and continuing 12 months thereafter unless Mr. Dowdell ceases to be Chairman of the Board for any reason other than death or removal for cause.

Pursuant to the Age Discrimination in Employment Act of 1967 (“ADEA”), the Agreement will not take effect with respect to any claim that Mr. Dowdell might have against the Company under ADEA until seven days have passed from the effective date of the Agreement. Accordingly, the Company will not provide Mr. Dowdell with the severance pay or benefits described in the Agreement until after the seven-day revocation expires on August 31, 2006.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1 Agreement, dated as of August 24, 2006, between American Power Conversion Corporation and Rodger B. Dowdell, Jr. (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION

Dated: August 30, 2006	By:	/s/ Richard J. Thompson
Richard J. Thompson,
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement, dated as of August 24, 2006, between American Power Conversion Corporation and Rodger B. Dowdell, Jr. (filed herewith).